EXHIBIT 99.1

SOURCE: Sanomedics, Inc.

January 14, 2016 08:00 ET

Sanomedics Eliminates Over $500,000 in Convertible Notes to Strengthen Company's Balance Sheet

MIAMI, FL--(Marketwired - Jan 14, 2016) - Sanomedics, Inc. (OTC PINK: SIMH) ("Sanomedics" or the "Company"), a medical technology holding company that focuses on providing game changing products, services and ideas, announced today that as of its last 2015 quarterly report for the period ended September 30, 2015 through January 11, 2016, it has reduced its convertible debt by approximately $550,000 or 20% and follow its plans to further strengthen its balance sheet.

The Company accomplished the reduction of its liabilities through the issuance of approximately 339 million shares of common stock from the conversion of convertible debt held pursuant to exemption from registration under the Securities Act of 1933 in reliance on Section 3(a)(9).

David C. Langle, Chief Executive Officer of Sanomedics, commented, "The tremendous reduction of troubling convertible toxic-type debt from our balance sheet is part of our plans to strengthen the value of this company and its balance sheet and allow Sanomedics to get back to our growth and revenue streams through immediate opportunities within the healthcare sector. Further we remain committed and are presently evaluating several acquisitions to bring into our holdings for benefit of not only Sanomedics and our shareholders, but also those in the healthcare industry that need innovative solutions to meet the patient care and safety demands that come with our growing and aging population."

About Sanomedics, Inc.

Sanomedics, Inc. (OTC PINK: SIMH) is an international medical technology company focused on acquiring, building, manufacturing and operating cutting-edge technology, products and services. The Company operates mainly through its subsidiary, Thermomedics, Inc., which is dedicated to engineering, marketing and selling the Caregiver TouchFree™ Infrared thermometer. As of December 4, 2015, Thermomedics, Inc. is operating pursuant to a management contract, as previously reported on Form 8-K filed on December 9, 2015.

Forward Looking Statements

Statements in this press release regarding Sanomedics that are not historical facts are forward- looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Forward-looking statements include all statements that do not directly or exclusively relate to historical facts. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "forecasts," "predicts," "potential," or the negative of those terms, and similar expressions and comparable terminology. These include, but are not limited to, statements relating to future events or our future financial and operating results, plans, objectives, expectations and intentions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not be achieved. Forward-looking statements represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to known and unknown risks, uncertainties and other factors outside of our control that could cause our actual results, performance or achievement to differ materially from those expressed or implied by these forward-looking statements.

These forward-looking statements represent our estimates and assumptions only as of the date of this release and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this release. Given these uncertainties, you should not place undue reliance on these forward-looking statements and should consider various factors, including the risks described, among other places, in our most recent Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the SEC.

Contact Information

CONTACT:
David C. Langle
CEO/CFO
www.sanomedics.com.
305.433.7814